UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2014

D.R. Horton, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 500, Fort Worth, Texas 76102

(Address of principal executive offices)

Registrant’s telephone number, including area code: (817) 390-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers

2014 Fiscal Year Compensation of Chairman, Former Chief Executive Officer and Current Chief Executive Officer.

On November 5, 2014, the Compensation Committee of the Board of Directors determined and approved the performance compensation to be paid to Donald R. Horton, Chairman, Donald J. Tomnitz, Former President and Chief Executive Officer, and David V. Auld, President and Chief Executive Officer, for the fiscal year ended September 30, 2014 (“2014 fiscal year”). Under the 2014 fiscal year cash performance bonus program, Mr. Horton and Mr. Tomnitz each had the opportunity to earn a cash performance bonus up to a maximum of 0.6% of the consolidated pre-tax income of the Company for each semi-annual period in the 2014 fiscal year. Mr. Auld had the opportunity to earn a cash performance bonus up to a maximum of 0.25% of the consolidated pre-tax income of the Company for each semi-annual period in the 2014 fiscal year. Under this program, Mr. Horton and Mr. Tomnitz each received $2,349,338 for the semi-annual period ended March 31, 2014 and $2,535,772 for the semi-annual period ended September 30, 2014 resulting in Mr. Horton and Mr. Tomnitz each receiving a total cash bonus in the amount of $4,885,110 or 0.6% of consolidated pre-tax income for the 2014 fiscal year. Under this program, Mr. Auld received $978,891 for the semi-annual period ended March 31, 2014 and received $1,056,572 for the semi-annual period ended September 30, 2014 resulting in Mr. Auld receiving a total cash bonus in the amount of $2,035,463 or 0.25% of consolidated pre-tax income for the 2014 fiscal year.

Performance Determination of Grant of Performance Restricted Stock Units.

On November 9, 2011, the Compensation Committee made an award of long-term performance restricted stock units (“Performance RSUs”) under the 2006 Stock Incentive Plan (“2006 Plan”) to Mr. Horton and Mr. Tomnitz. The three-year performance period for the Performance RSUs was October 1, 2011 to September 30, 2014 (the “Performance Period”).

Vesting of the Performance RSUs was based on four performance goals. The four performance goals were (i) relative total shareholder return (“TSR”), (ii) relative return on investment (“ROI”), (iii) relative selling, general and administrative expense containment (“SG&A”) and (iv) relative gross profit (“GP”) (collectively, the “Performance Goals”). Each Performance Goal was weighted twenty-five percent (25%) of the target number of Performance RSUs. The Performance RSUs had a target number of 200,000 for Mr. Horton and 150,000 for Mr. Tomnitz which could be increased or decreased based on performance rankings at the end of the Performance Period.

After completion of the Performance Period, the Compensation Committee evaluated the performance achieved relative to peer group rankings for the four performance goals and the terms of the Performance RSUs and determined that Mr. Horton and Mr. Tomnitz earned

325,000 and 243,750 Performance RSUs, respectively. The Compensation Committee approved payout of the Performance RSUs to Mr. Horton in the form of 325,000 shares of common stock valued at $6,669,000 and to Mr. Tomnitz in the form of 243,750 shares of common stock valued at $5,001,750. The value was determined based on the Company’s stock at September 30, 2014, the last day of the Performance Period.

2015 Fiscal Year Compensation Program of Chairman of the Board, Chief Executive Officer and Chief Operating Officer.

Base Salaries. The base salaries, annual performance-based bonus plans, and other benefits for Mr. Horton, Mr. Auld and Michael J. Murray, Executive Vice President and Chief Operating Officer, for the fiscal year ending September 30, 2015 (“2015 fiscal year”) were also approved. Mr. Horton’s annual base salary remains unchanged at $1,000,000. Mr. Auld’s annual base salary increased to $700,000. Mr. Murray’s annual base salary shall be $500,000.

Annual Performance Bonus. Mr. Horton, Mr. Auld and Mr. Murray also have the opportunity to earn cash bonuses of up to 0.6%, 0.35% and 0.1%, respectively, of consolidated pre-tax income determined in accordance with generally accepted accounting principles and based on the two semi-annual performance periods ending March 31st and September 30th during the 2015 fiscal year.

The primary components of the 2015 fiscal year compensation program for Mr. Horton, Mr. Auld and Mr. Murray are set forth in Exhibit 10.1 to this Form 8-K and Exhibit 10.1 is hereby incorporated by reference into this Item 5.02.

Three-Year Performance Restricted Stock Unit Award - Vesting September 30, 2017.

On November 5, 2014, the Compensation Committee approved an award of performance restricted stock units (“Performance RSUs”) pursuant to the Company’s 2006 Stock Incentive Plan, as amended and restated (“2006 Plan”) to the following executive officers and in the following amounts:

Name	Office	Target # of Performance Restricted Stock Units
Donald R. Horton	Chairman of the Board	200,000

David V. Auld	President and CEO	60,000

Michael J. Murray	Executive Vice President and COO	30,000

The Performance RSUs relate to a three-year performance period beginning on October 1, 2014 and ending on September 30, 2017 (the “2017 Performance Period”). The Performance RSUs will vest if four performance goals are satisfied. The four performance goals are relative total shareholder return (“TSR”), relative return on investment (“ROI”), relative selling, general and administrative expense containment (“SG&A”) and relative gross profit (“GP”)

(collectively, the “Performance Goals”). Each Performance Goal is weighted twenty-five percent (25%) of the target number of Performance RSUs. The target number of Performance RSUs may be increased to a maximum number of 400,000 for Mr. Horton, 120,000 for Mr. Auld and 60,000 for Mr. Murray upon maximum achievement of each of the four Performance Goals and decreased to a minimum number of zero upon minimum achievement of each of the four Performance Goals. Performance and percentages that fall between the maximum RSUs, the Target RSUs and the minimum (zero) RSUs shall be ranked using linear interpolation. The Company’s peer group includes ten publicly traded homebuilding companies, and with the Company included, includes eleven homebuilding companies in the final rankings.

Each Performance RSU represents the contingent right to receive one share of the Company’s common stock if vesting is satisfied. The Performance RSUs have no rights to dividends or voting.

Vesting of the TSR Performance Goal component will be determined after the 2017 Performance Period based on a comparison of the Company’s TSR to the S&P 500 Index’s TSR as computed by Standard and Poor’s using their TSR methodology. Vesting of the ROI, SG&A and GP Performance Goal components will be determined after the 2017 Performance Period based on the relative ranking of the Company’s performance on each Performance Goal to each peer group company’s performance on each Performance Goal. Any portion of the Performance RSUs that do not vest due to inadequate relative performance will be forfeited.

2014 Fiscal Year Compensation of Other Named Executive Officer – Chief Financial Officer.

The Board of Directors on recommendation of the Compensation Committee approved a discretionary bonus to the executive officer listed below consistent with past practices. The executive officer set forth below was a “named executive officer” (as defined in Item 402(a)(3) of Regulation S-K) of the Company as of the end of the Company’s 2014 fiscal year. There have been no changes to the discretionary bonus plan of the below listed named executive officer as previously approved by the Board of Directors. A summary of the bonus is as follows:

Name	Office	Annual Discretionary Bonus for the Year Ended September 30, 2014
Bill W. Wheat	Executive Vice President and Chief Financial Officer	$600,000

$175,000 of the annual bonus related to the semi-annual period ended March 31, 2014 and $425,000 related to the semi-annual period ended September 30, 2014, of which $100,000 was paid in the form of shares of common stock of the Company.

Three-Year Time Vesting Restricted Stock Unit Award.

On November 5, 2014, the Compensation Committee approved an award of restricted stock units (“Time Vesting RSUs”) pursuant to 2006 Plan to the following executive officer and in the following amount:

Name	Office	Target # of Time Vesting Restricted Stock Units
Bill W. Wheat	Executive Vice President and Chief Financial Officer	30,000

The Time Vesting RSUs vest over a three-year period ending November 5, 2017. Ten thousand of the Time Vesting RSUs will vest at November 5, 2015, November 5, 2016 and November 5, 2017.

A form of the Restricted Stock Unit Agreement for Employees is set forth in Exhibit 10.4 to this Form 8-K and Exhibit 10.4 is hereby incorporated by reference into this Item 5.02.

2015 Fiscal Year Compensation of Other Named Executive Officer – Chief Financial Officer.

The Board of Directors established and approved the 2015 fiscal year annual base salary and 2015 fiscal year compensation program for Bill W. Wheat. Mr. Wheat’s annual base salary remains unchanged at $500,000.

A summary of the 2015 compensation program for Mr. Wheat is set forth in Exhibit 10.2 to this Form 8-K and Exhibit 10.2 is hereby incorporated by reference into this Item 5.02.

Board and Committee Compensation.

On November 6, 2014, the Board of Directors of the Company approved director fees, committee member fees and committee chairperson fees to be paid to non-management directors of the Company in the 2015 fiscal year. All director fees remained at the same level as the prior 2014 fiscal year. Board of Directors fees are $15,000 per meeting, not to exceed $60,000 per year.

A summary of the non-management director, committee and chairperson fees is set forth in Exhibit 10.3 to this Form 8-K and Exhibit 10.3 is hereby incorporated by reference into this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Summary of Executive Compensation Notification – Chairman, Chief Executive Officer and Chief Operating Officer

10.2	Summary of Executive Compensation Notification – Other Executive Officer – Chief Financial Officer

10.3	Summary of Director, Committee and Chairperson Compensation

10.4	Form of Restricted Stock Unit Agreement (Employees) pursuant to the Company’s 2006 Stock Incentive Plan, as amended and restated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D. R. Horton, Inc.

Date: November 12, 2014	By:	/s/ THOMAS B. MONTANO
Thomas B. Montano
Vice President and Corporate and Securities Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	Summary of Executive Compensation Notification – Chairman, Chief Executive Officer and Chief Operating Officer

10.2	Summary of Executive Compensation Notification – Other Executive Officer – Chief Financial Officer

10.3	Summary of Director, Committee and Chairperson Compensation

10.4	Form of Restricted Stock Unit Agreement (Employees) pursuant to the Company’s 2006 Stock Incentive Plan, as amended and restated